UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 16, 2002

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
NAVISTAR FINANCIAL 1999-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-B OWNER TRUST,
NAVISTAR FINANCIAL 2001-A OWNER TRUST,
NAVISTAR FINANCIAL 2001-B OWNER TRUST,
NAVISTAR FINANCIAL 2002-A OWNER TRUST,
AND NAVISTAR FINANCIAL 2002-B OWNER TRUST
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-55865                       51-0337491
(Commission File Number)    (I.R.S. Employer Identification No.)

2850 West Golf Road Rolling Meadows, Illinois 60008
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code 847-734-4000

FORM 8-K

INFORMATION TO BE INCLUDED IN THE REPORT

     Item 5.      Other Events.

          On December 26, 2002, Registrant made available the Monthly Servicer Certificates for the Period of
          November 2002 for the specified Owner Trusts, which are attached as Exhibit 20 hereto.

     Item 7.      Financial Statements and Exhibits.

           (c)      Exhibits:

                     See attached Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
NAVISTAR FINANCIAL 1999-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-A OWNER TRUST,
NAVISTAR FINANCIAL 2000-B OWNER TRUST,
NAVISTAR FINANCIAL 2001-A OWNER TRUST,
NAVISTAR FINANCIAL 2001-B OWNER TRUST,
NAVISTAR FINANCIAL 2002-A OWNER TRUST,
AND NAVISTAR FINANCIAL 2002-B OWNER TRUST
(Exact name of Registrant as specified in its charter)

Date: June 4, 2003	By: /s/ Ronald D. Markle

Ronald D. Markle
Vice President & Controller

FORM 8-K

EXHIBIT INDEX

Exhibit No	Description

20.1	Navistar Financial 1999-A Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.2	Navistar Financial 2000-A Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.3	Navistar Financial 2000-B Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.4	Navistar Financial 2001-A Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.5	Navistar Financial 2001-B Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.6	Navistar Financial 2002-A Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

20.7	Navistar Financial 2002-B Owner Trust
Monthly Servicer Certificate, dated December 16, 2002

Navistar Financial 1999 - A Owner Trust
For the Month of November, 2002
Distribution Date of December 16, 2002
Servicer Certificate #43

Original Pool Amount	$ 714,764,750.47
Beginning Pool Balance	$ 84,664,306.24
Beginning Pool Factor	0.1184506
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 6,206,046.33
Interest Collected	$ 555,995.46
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 208,596.96
Total Additional Deposits	$ 208,596.96
Repos / Chargeoffs	$ 21,518.12
Aggregate Number of Notes Charged Off	94
Total Available Funds	$ 6,970,638.75
Ending Pool Balance	$ 78,436,741.79
Ending Pool Factor	0.1097378
Servicing Fee	$ 70,553.59
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Beginning Balance (see Memo Item)	$ 14,559,727.59
Target Percentage	5.25%
Target Balance	$ 4,117,928.94
Minimum Balance	$ 14,295,295.01
(Release) / Deposit	($ 264,432.58)
Ending Balance	$ 14,295,295.01
Current Weighted Average APR:	8.060%
Current Weighted Average Remaining Term (months):	15.06

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,320,492.18	1,075
	31 - 60 days	$ 371,589.67	230
	60+ days	$ 208,178.45	63
Total:		$1,900,260.30	1,101
Balances:	60+ days	$ 856,007.10	63

Memo Item - Reserve Account
Prior Month	$14,295,295.01
Invest. Income	$ 25,013.71
Excess Serv	$ 239,418.87
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$14,559,727.59

Navistar Financial 1999 - A Owner Trust
For the Month of November, 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$714,764,750.47	$ 147,000,000.00	$ 197,000,000.00	$ 200,000,000.00	$ 145,745,000.00	$ 25,019,750.47
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.50%	3.50%
Coupon		5.0025%	5.5500%	5.9500%	6.1300%	6.2200%
Beginning Pool Balance	$ 84,664,306.24
Ending Pool Balance	$ 78,436,741.79
Collected Principal	$ 6,206,046.33
Collected Interest	$ 555,995.46
Charge - Offs	$ 21,518.12
Liquidation Proceeds / Recoveries	$ 208,596.96
Servicing	$ 70,553.59
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 6,900,085.16
Beginning Balance	$ 84,664,306.25	$ 0.00	$ 0.00	$ 0.00	$ 76,553,071.33	$ 8,111,234.92
Interest Due	$ 433,101.84	$ 0.00	$ 0.00	$ 0.00	$ 391,058.61	$ 42,043.23
Interest Paid	$ 433,101.84	$ 0.00	$ 0.00	$ 0.00	$ 391,058.61	$ 42,043.23
Principal Due	$ 6,227,564.45	$ 0.00	$ 0.00	$ 0.00	$ 6,009,599.69	$ 217,964.76
Principal Paid	$ 6,227,564.45	$ 0.00	$ 0.00	$ 0.00	$ 6,009,599.69	$ 217,964.76
2 Class A-1 interest accrued from 1/18/00 to but excluding 2/15/00 (28 days). Interest on other classes based on a 30 day month.

Ending Balance	$ 78,436,741.80	$ 0.00	$ 0.00	$ 0.00	$ 70,543,471.64	$ 7,893,270.16
Note/Certificate Pool Factor		0.0000	0.0000	0.0000	0.4840	0.3155
(Ending Balance/Original Pool Amount)
Total Distributions	$ 6,660,666.29	$ 0.00	$ 0.00	$ 0.00	$ 6,400,658.30	$ 260,007.99
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 239,418.87
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 14,559,727.59
(Release)/Draw	($ 264,432.58)
Ending Reserve Acct Balance	$ 14,295,295.01
1 Principal distributions will be paid in the following priority: First 100% to Class A-1 until paid in full, second 96.5% applied sequentially to Class A notes and 3.5% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes)

Navistar Financial 1999 - A Owner Trust
For the Month of November, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 118,585,338.41		$110,209,301.93	$101,123,088.96	$93,721,766.86	$84,664,306.24
A) Loss Trigger:
Principal of Contracts Charged Off	$ 316,308.88		$ 163,237.14	$ 96,391.57	$ 146,442.40	$ 21,518.12
Recoveries	$ 1,171,563.43		$ 1,227,300.95	$ 617,801.28	$ 1,219,484.14	$ 208,596.96
Total Charged Off (Months 5, 4, 3)	$ 575,937.59
Total Recoveries (Months 3, 2, 1)	$ 2,045,882.38
Net Loss / (Recoveries) for 3 Mos	($ 1,469,944.79)	(a)
Total Balance (Months 5, 4, 3)	$329,917,729.30	(b)
Loss Ratio Annualized [(a/b) * (12)]	-5.3466%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 944,154.77	$ 708,777.13	$ 856,007.10
As % of Beginning Pool Balance	0.93367%	0.75626%	1.01106%
Three Month Average	0.93871%	0.82208%	0.90033%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:	2.00000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance Trigger
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2002
Distribution Date of December 16, 2002
Servicer Certificate #34

Original Pool Amount	$ 380,843,908.73
Subsequent Receivables (transferred 3/13/00)	$ 74,413,256.03
Subsequent Receivables (transferred 3/20/00)	$ 19,742,835.24
Beginning Pool Balance	$ 115,873,805.19
Beginning Pool Factor	0.2439449
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 6,852,456.72
Interest Collected	$ 855,193.06
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 179,334.86
Total Additional Deposits	$ 179,334.86
Repos / Chargeoffs	$ 219,191.74
Aggregate Number of Notes Charged Off	60
Total Available Funds	$ 7,552,457.83
Ending Pool Balance	$ 109,136,683.54
Ending Pool Factor	0.2297614
Servicing Fee	$ 96,561.50
Repayment of Servicer Advances	$ 334,526.81
Reserve Account:
Beginning Balance (see Memo Item)	$ 9,523,893.66
Target Percentage	5.50%
Target Balance	$ 6,002,517.59
Minimum Balance	$ 9,500,000.00
(Release) / Deposit	($ 23,893.66)
Ending Balance	$ 9,500,000.00
Current Weighted Average APR:	8.972%
Current Weighted Average Remaining Term (months):	24.50

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,242,229.04	900
	31 - 60 days	$ 234,192.01	184
	60+ days	$ 256,430.73	40
Total:		$1,732,851.78	912
Balances:	60+ days	$1,286,211.78	40

Memo Item - Reserve Account
Prior Month	$9,500,000.00
Invest. Income	$ 14,692.41
Excess Serv	$ 9,201.25
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$9,523,893.66

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 475,000,000.00	$ 84,000,000.00	$ 142,000,000.00	$ 110,000,000.00	$ 121,187,500.00	$ 17,812,500.00
Distributions:
Distribution Percentages		0.00%	0.00%	0.00%	96.25%	3.75%
Coupon		6.0800%	6.8200%	7.2000%	7.3400%	7.4700%
Beginning Pool Balance	$ 115,873,805.19
Ending Pool Balance	$ 109,136,683.54
Collected Principal	$ 6,517,929.91
Collected Interest	$ 855,193.06
Charge - Offs	$ 219,191.74
Liquidation Proceeds / Recoveries	$ 179,334.86
Servicing	$ 96,561.50
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 7,455,896.33
Beginning Balance	$ 115,873,805.19	$ 0.00	$ 0.00	$ 0.00	$ 108,378,537.51	$ 7,495,267.68
Interest Due	$ 709,573.43	$ 0.00	$ 0.00	$ 0.00	$ 662,915.39	$ 46,658.04
Interest Paid	$ 709,573.43	$ 0.00	$ 0.00	$ 0.00	$ 662,915.39	$ 46,658.04
Principal Due	$ 6,737,121.65	$ 0.00	$ 0.00	$ 0.00	$ 6,484,479.59	$ 252,642.06
Principal Paid	$ 6,737,121.65	$ 0.00	$ 0.00	$ 0.00	$ 6,484,479.59	$ 252,642.06
Ending Balance	$ 109,136,683.54	$ 0.00	$ 0.00	$ 0.00	$ 101,894,057.92	$ 7,242,625.62
Note / Certificate Pool Factor		0.0000	0.0000	0.0000	0.8408	0.4066
(Ending Balance / Original Pool Amount)
Total Distributions	$ 7,446,695.08	$ 0.00	$ 0.00	$ 0.00	$ 7,147,394.98	$ 299,300.10
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 9,201.25
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 9,523,893.66
(Release) / Draw	($ 23,893.66)
Ending Reserve Acct Balance	$ 9,500,000.00
1 Principal distributions will be paid in the following priority: First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days. Interest on other classes based on a 30 day month. Interest based off 6 days, from 3/9-3/15.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - A Owner Trust
For the Month of November, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 150,923,701.86		$140,465,616.36	$132,983,514.32	$125,236,783.70	$115,873,805.19
A) Loss Trigger:
Principal of Contracts Charged Off	$ 50,117.99		$ 266,238.03	$ 224,483.31	$ 124,194.48	$ 219,191.74
Recoveries	$ 1,261,389.88		$ 932,818.79	$ 261,304.20	$ 843,153.47	$ 179,334.86
Total Charged Off (Months 5, 4, 3)	$ 540,839.33
Total Recoveries (Months 3, 2, 1)	$ 1,283,792.53
Net Loss / (Recoveries) for 3 Mos	($ 742,953.20	)(a)
Total Balance (Months 5, 4, 3)	$424,372,832.54	(b)
Loss Ratio Annualized [(a/b) * (12)]	-2.1009%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,501,931.42	$ 1,116,192.52	$ 1,286,211.78
As % of Beginning Pool Balance	1.12941%	0.89127%	1.11001%
Three Month Average	1.07787%	0.96525%	1.04356%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2002
Distribution Date of December 16, 2002
Servicer Certificate #26

Original Pool Amount	$ 764,710,097.53
Beginning Pool Balance	$ 211,064,890.06
Beginning Pool Factor	0.2760064
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 9,407,296.35
Interest Collected	$ 1,750,045.60
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 964,845.74
Total Additional Deposits	$ 964,845.74
Repos / Chargeoffs	$ 773,751.09
Aggregate Number of Notes Charged Off	185
Total Available Funds	$ 12,122,187.69
Ending Pool Balance	$ 200,883,842.62
Ending Pool Factor	0.2626928
Servicing Fee	$ 175,887.41
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Beginning Balance (see Memo Item)	$ 15,888,305.56
Target Percentage	5.50%
Target Balance	$ 11,048,611.34
Minimum Balance	$ 15,294,201.95
(Release) / Deposit	($ 594,103.61)
Ending Balance	$ 15,294,201.95
Current Weighted Average APR:	9.839%
Current Weighted Average Remaining Term (months):	28.56

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,962,628.22	1,882
	31 - 60 days	$ 609,178.52	401
	60+ days	$ 375,917.34	110
Total:		$2,947,724.08	1,915
Balances:	60+ days	$2,922,504.28	110

Memo Item - Reserve Account
Prior Month	$15,294,201.95
Invest. Income	$ 22,353.27
Excess Serv	$ 571,750.34
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$15,888,305.56

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$764,710,097.53	$ 140,000,000.00	$ 232,400,000.00	$ 184,900,000.00	$ 178,733,000.00	$ 28,677,097.53
Distributions:
Distribution Percentages		0.00%	0.00%	96.25%	0.00%	3.75%
Coupon		6.7300%	6.6600%	6.6700%	6.7800%	7.0300%
Beginning Pool Balance	$211,064,890.06
Ending Pool Balance	$200,883,842.62
Collected Principal	$ 9,407,296.35
Collected Interest	$ 1,750,045.60
Charge - Offs	$ 773,751.09
Liquidation Proceeds / Recoveries	$ 964,845.74
Servicing	$ 175,887.41
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 11,946,300.28
Beginning Balance	$211,064,890.07	$ 0.00	$ 0.00	$ 19,166,487.79	$ 178,733,000.00	$ 13,165,402.28
Interest Due	$ 1,193,502.50	$ 0.00	$ 0.00	$ 106,533.73	$ 1,009,841.45	$ 77,127.32
Interest Paid	$ 1,193,502.50	$ 0.00	$ 0.00	$ 106,533.73	$ 1,009,841.45	$ 77,127.32
Principal Due	$ 10,181,047.44	$ 0.00	$ 0.00	$ 9,799,258.16	$ 0.00	$ 381,789.28
Principal Paid	$ 10,181,047.44	$ 0.00	$ 0.00	$ 9,799,258.16	$ 0.00	$ 381,789.28
2 Class A-1 interest accrued from 1/18/00 to but excluding 2/15/00 (28 days). Interest on other classes based on a 30 day month.

Ending Balance	$ 200,883,842.63	$ 0.00	$ 0.00	$9,367,229.63	$178,733,000.00	$ 12,783,613.00
Note / Certificate Pool Factor		0.0000	0.0000	0.0507	1.0000	0.4458
(Ending Balance / Original Pool Amount)
Total Distributions	$ 11,374,549.94	$ 0.00	$ 0.00	$9,905,791.89	$1,009,841.45	$458,916.60
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 571,750.34
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 15,888,305.56
(Release) / Draw	($ 594,103.61)
Ending Reserve Acct Balance	$ 15,294,201.95
1 Principal distributions will be paid in the following priority: First 100% to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A notes are repaid in full, then 100% to Class B notes.
2 Class A-1 Interest based on Actual Number of Days. Interest on other classes based on a 30 month.

(* x represents previously paid interest to other classes.)
(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2000 - B Owner Trust
For the Month of November, 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 263,604,843.52		$247,235,040.31	$234,823,110.15	$224,583,059.73	$211,064,890.06
A) Loss Trigger:
Principal of Contracts Charged Off	$ 809,231.20		$ 624,414.33	$ 394,986.20	$ 750,417.60	$ 773,751.09
Recoveries	$ 3,580,468.83		$ 2,891,249.60	$ 804,036.34	$ 1,550,380.07	$ 964,845.74
Total Charged Off (Months 5, 4, 3)	$ 1,828,631.73
Total Recoveries (Months 3, 2, 1)	$ 3,319,262.15
Net Loss / (Recoveries) for 3 Mos	($ 1,490,630.42	)(a)
Total Balance (Months 5, 4, 3)	$745,662,993.98	(b)
Loss Ratio Annualized [(a/b) * (12)]	-2.3989%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 3,104,798.37	$ 2,385,606.96	$ 2,922,504.28
As % of Beginning Pool Balance	1.32219%	1.06224%	1.38465%
Three Month Average	1.04010%	1.0966%	1.25636%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:	2.0000%
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - A Owner Trust
For the Month of November 2002
Distribution Date of December 16, 2002
Servicer Certificate #20

Original Pool Amount	$ 257,155,638.25
Subsequent Receivables (transferred 4/30/01)	$ 53,340,411.35
Subsequent Receivables (transferred 5/30/01 )	$ 67,396,152.49
Subsequent Receivables (transferred 6/28/01)	$ 22,107,022.10
Beginning Pool Balance	$ 183,027,900.85
Beginning Pool Factor	0.4575706
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 7,316,384.15
Interest Collected	$ 1,468,874.02
Mandatory Prepayments
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 559,061.11
Total Additional Deposits	$ 559,061.11
Repos / Chargeoffs	$ 285,043.16
Aggregate Number of Notes Charged Off	112
Total Available Funds	$ 9,344,319.28
Ending Pool Balance	$ 175,426,473.54
Ending Pool Factor	0.4385670
Servicing Fee	$ 152,523.25
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Beginning Balance (see Memo Item)	$ 10,871,808.77
Target Percentage	5.50%
Target Balance	$ 9,648,456.04
Minimum Balance	$ 7,999,984.48
(Release) / Deposit	($ 1,223,352.73)
Ending Balance	$ 9,648,456.04
Current Weighted Average APR:	9.534%
Current Weighted Average Remaining Term (months):	34.54

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,413,535.98	1,392
	31 - 60 days	$ 401,175.35	350
	60+ days	$ 118,268.12	70
Total:		$1,932,979.45	1,399
Balances:	60+ days	$1,972,536.15	70

Memo Item - Reserve Account
Prior Month	$10,066,534.55
Invest. Income	$ 14,572.32
Excess Serv	$ 790,701.90
Transfer (to) / from Collections Account	$ 0.00
Beginning Balance	$10,871,808.77

Navistar Financial 2001 - A Owner Trust
For the Month of November, 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 400,000,000.00	$ 72,500,000.00	$ 118,000,000.00	$ 100,000,000.00	$ 92,500,000.00	$ 17,000,000.00
Distributions:
Distribution Percentages		0.00%	0.00%	95.75%	0.00%	4.25%
Coupon		4.2900%	4.4700%	4.9900%	5.4200%	5.5900%
Beginning Pool Balance	$ 183,027,900.85
Ending Pool Balance	$ 175,426,473.54
Collected Principal	$ 7,316,384.15
Collected Interest	$ 1,468,874.02
Charge - Offs	$ 285,043.16
Liquidation Proceeds / Recoveries	$ 559,061.11
Servicing	$ 152,523.25
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 9,191,796.03
Beginning Balance	$ 183,027,900.85	$ 0.00	$ 0.00	$ 79,667,965.06	$ 92,500,000.00	$ 10,859,935.79
Interest Due	$ 799,666.82	$ 0.00	$ 0.00	$ 331,285.95	$ 417,791.67	$ 50,589.20
Interest Paid	$ 799,666.82	$ 0.00	$ 0.00	$ 331,285.95	$ 417,791.67	$ 50,589.20
Principal Due	$ 7,601,427.31	$ 0.00	$ 0.00	$ 7,278,366.65	$ 0.00	$ 323,060.66
Principal Paid	$ 7,601,427.31	$ 0.00	$ 0.00	$ 7,278,366.65	$ 0.00	$ 323,060.66
Ending Balance	$ 175,426,473.54	$ 0.00	$ 0.00	$ 72,389,598.41	$ 92,500,000.00	$ 10,536,875.13
Note / Certificate Pool Factor		0.0000	0.0000	0.7239	1.0000	0.6198
(Ending Balance / Original Pool Amount)
Total Distributions	$ 8,401,094.13	$ 0.00	$ 0.00	$ 7,609,652.60	$ 417,791.67	$ 373,649.86
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 790,701.90
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 10,871,808.77
(Release) / Draw	($ 1,223,352.73)
Ending Reserve Acct Balance	$ 9,648,456.04

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid in full, second 95.75% applied sequentially to Class A notes and 4.25% to Class B notes until

2 Class A-1 Interest based on Actual Number of Days. Interest on other classes based on a 30 day month. Interest for first settlement based off 18 days, from 4/27/01-5/15/01.

(* y represents previously paid interest and principal on other classes.)

Navistar Financial 2001 - A Owner Trust
For the Month of November 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 217,852,972.21		$207,444,418.96	$198,961,887.11	$191,417,396.38	$183,027,900.85
A) Loss Trigger:
Principal of Contracts Charged Off	$ 760,312.19		$ 814,332.57	$ 237,194.77	$ 470,542.21	$ 285,043.16
Recoveries	$ 913,550.26		$ 741,662.21	$ 364,010.17	$ 953,836.76	$ 559,061.11
Total Charged Off (Months 5, 4, 3)	$ 1,811,839.53
Total Recoveries (Months 3, 2, 1)	$ 1,876,908.04
Net Loss / (Recoveries) for 3 Mos	($ 65,068.51	)(a)
Total Balance (Months 5, 4, 3)	$624,259,278.28	(b)
Loss Ratio Annualized [(a/b) * (12)]	-0.1251%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,268,009.65	$ 1,856,715.21	$ 1,972,536.15
As % of Beginning Pool Balance	1.13992%	0.96998%	1.07772%
Three Month Average	0.90526%	0.98045%	1.06254%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	2.41212%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2001 - B Owner Trust
For the Month of November 2002
Distribution Date of December 16, 2002
Servicer Certificate #14

Original Pool Amount	$ 292,329,093.98
Subsequent Receivables (transferred 11/01/01)	$ 59,897,861.72
Subsequent Receivables (transferred 12/10/01)	$ 117,139,017.24
Subsequent Receivables (transferred 1/14/02)	$ 30,633,447.04
Beginning Pool Balance	$ 327,232,621.99
Beginning Pool Factor	0.6544660
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 16,190,007.79
Interest Collected	$ 2,241,836.42
Mandatory Prepayments
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 617,722.26
Total Additional Deposits	$ 617,722.26
Repos / Chargeoffs	$ 200,409.24
Aggregate Number of Notes Charged Off	84
Total Available Funds	$ 19,049,566.47
Ending Pool Balance	$ 310,842,204.96
Ending Pool Factor	0.6216851
Servicing Fee	$ 272,693.85
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Beginning Balance (see Memo Item)	$ 19,402,218.19
Target Percentage	5.50%
Target Balance	$ 17,096,321.27
Minimum Balance	$ 9,999,988.40
(Release) / Deposit	($ 2,305,896.92)
Ending Balance	$ 17,096,321.27
Current Weighted Average APR:	8.460%
Current Weighted Average Remaining Term (months):	39.25

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$1,799,880.80	1,846
	31 - 60 days	$ 671,044.49	550
	60+ days	$ 177,765.36	93
Total:		$2,648,690.65	1,902
Balances:	60+ days	$2,937,974.13	93

Memo Item - Reserve Account
Prior Month	$17,997,794.21
Invest. Income	$ 31,763.94
Excess Serv	$ 1,372,660.04
Transfer (to) Collections Acct	$ 0.00
Beginning Balance	$19,402,218.19

Navistar Financial 2001 - B Owner Trust
For the Month of November, 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$ 500,000,000.00	$ 79,638,000.00	$ 131,715,000.00	$ 179,000,000.00	$ 90,897,000.00	$ 18,750,000.00
Distributions:
Distribution Percentages		0.00%	96.25%	0.00%	0.00%	3.75%
Coupon		2.4400%	2.8300%	1.6313%	4.3700%	4.8300%
Beginning Pool Balance	$ 327,232,621.99
Ending Pool Balance	$ 310,842,204.96
Collected Principal	$ 16,190,007.79
Collected Interest	$ 2,241,836.42
Charge - Offs	$ 200,409.24
Liquidation Proceeds / Recoveries	$ 617,722.26
Swap Payments to/(from) Trust	($ 270,693.99)
Servicing	$ 272,693.85
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 18,506,178.63
Beginning Balance	$ 327,232,621.99	$ 0.00	$ 42,077,973.66	$ 179,000,000.00	$ 90,897,000.00	$ 15,257,648.33
Interest Due	$ 743,101.56	$ 0.00	$ 99,233.89	$ 251,439.06	$ 331,016.58	$ 61,412.03
Interest Paid	$ 743,101.56	$ 0.00	$ 99,233.89	$ 251,439.06	$ 331,016.58	$ 61,412.03
Principal Due	$ 16,390,417.03	$ 0.00	$ 15,775,776.39	$ 0.00	$ 0.00	$ 614,640.64
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 16,390,417.03	$ 0.00	$ 15,775,776.39	$ 0.00	$ 0.00	$ 614,640.64
Ending Balance	$ 310,842,204.96	$ 0.00	$ 26,302,197.27	$ 179,000,000.00	$ 90,897,000.00	$ 14,643,007.69
Note / Certificate Pool Factor		0.0000	0.1997	1.0000	1.0000	0.7810
(Ending Balance/Original Pool Amount)
Total Distributions	$ 17,133,518.59	$ 0.00	$ 15,875,010.28	$ 251,439.06	$ 331,016.58	$ 676,052.67
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
(required from Reserve)
Excess Servicing	$ 1,372,660.04
(see Memo Item - Reserve Account)
Beginning Reserve Acct Balance	$ 19,402,218.19
(Release) / Draw	($ 2,305,896.92)
Ending Reserve Acct Balance	$ 17,096,321.27

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid in full, second 96.25% applied sequentially to Class A notes and 3.75% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 and Class A-3 Interest based on Actual Number of Days. Interest on other classes based on a 30 day month. Interest for first settlement based off 14 days, from 11/01/01-11/15/01. Class A-3 Interest
Interest based on One Month Libor +25bp.

(* y represents previously paid interest and principal on other classes.)

Memo Item - Advances:
Servicer Advances - Current Month $480,065.46
Total Outstanding Servicer Advances $2,863,265.74

Navistar Financial 2001 - B Owner Trust
For the Month of November 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 378,688,965.88		$366,617,480.24	$354,892,829.73	$343,809,355.38	$327,232,621.99
A) Loss Trigger:
Principal of Contracts Charged Off	$ 374,527.29		$ 329,763.07	$ 749,945.18	$ 512,403.83	$ 200,409.24
Recoveries	$ 474,891.70		$ 431,318.70	$ 173,741.29	$ 918,697.08	$ 617,722.26
Total Charged Off (Months 5, 4, 3)	$ 1,454,235.54
Total Recoveries (Months 3, 2, 1)	$ 1,710,160.63
Net Loss / (Recoveries) for 3 Mos	($255,925.09)	(a)
Total Balance (Months 5, 4, 3)	$1,100,199,275.85	(b)
Loss Ratio Annualized [(a/b) * (12)]	-0.2791%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 2,591,737.15	$ 2,248,375.43	$ 2,937,974.13
As % of Beginning Pool Balance	0.73029%	0.65396%	0.89782%
Three Month Average	0.61240%	0.66485%	0.76069%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	3.4193%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2002 - A Owner Trust
For the Month of November 2002
Distribution Date of December 16, 2002
Servicer Certificate #8

Original Pool Amount	$ 317,954,886.53
Subsequent Receivables (transferred 04/30/02)	$ 69,994,775.15
Subsequent Receivables (transferred 05/31/02)	$ 112,050,220.64
Subsequent Receivables (transferred 00/00/00)	$ 0.00
Beginning Pool Balance	$ 401,781,864.71
Beginning Pool Factor	0.8035639
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 13,753,341.89
Interest Collected	$ 2,362,337.14
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 224,641.78
Total Additional Deposits	$ 224,641.78
Repos / Chargeoffs	$ 316,645.07
Aggregate Number of Notes Charged Off	44
Total Available Funds	$ 16,340,320.81
Ending Pool Balance	$ 387,711,877.75
Ending Pool Factor	0.7754239
Servicing Fee	$ 334,818.22
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Beginning Balance (see Memo Item)	$ 23,422,640.73
Target Percentage	5.50%
Target Balance	$ 21,324,153.28
Specified Yield Supplement Amount	$ 540,172.18
Specified Yield Supplement Amount	$ 25,884.41
Specified Reserve Account Balance	$ 21,890,209.87
Minimum Balance	$ 9,999,997.65
(Release) / Deposit	($ 1,532,430.86)
Ending Balance	$ 21,890,209.87
Current Weighted Average APR:	7.687%
Current Weighted Average Remaining Term (months):	41.35

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,182,532.03	2,203
	31 - 60 days	$ 360,535.26	309
	60+ days	$ 121,303.10	81
Total:		$2,664,370.39	2,214
Balances:	60+ days	$2,554,943.40	81

Memo Item - Reserve Account
Prior Month	$22,775,583.59
Invest. Income	$ 27,994.79
Excess Serv	$ 619,062.35
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$23,422,640.73

Navistar Financial 2002 - A Owner Trust
For the Month of November 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$500,000,000.00	$73,000,000.00	182,000,000.00	$104,000,000.00	$121,000,000.00	20,000,000.00
Distributions:
Distribution Percentages 1		0.00%	96.00%	0.00%	0.00%	4.00%
Coupon		1.9600%	3.0700%	4.0900%	4.7600%	4.9500%
Beginning Pool Balance	$ 401,781,864.71
Ending Pool Balance	$ 387,711,877.75
Collected Principal	$ 13,753,341.89
Collected Interest	$ 2,362,337.14
Charge - Offs	$ 316,645.07
Liquidation Proceeds / Recoveries	$ 224,641.78
Servicing	$ 334,818.22
Investment Earnings from Pre-Funding Acct	$ 0.00
Negative Carry Amount	$ 0.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 16,005,502.59
Beginning Balance	$ 401,781,864.71	$ 0.00	$ 157,790,590.12	$ 104,000,000.00	$ 121,000,000.00	$ 18,991,274.59
Interest Due 2	$ 1,316,453.28	$ 0.00	$ 403,680.93	$ 354,466.67	$ 479,966.67	$ 78,339.01
Interest Paid	$ 1,316,453.28	$ 0.00	$ 403,680.93	$ 354,466.67	$ 479,966.67	$ 78,339.01
Principal Due	$ 14,069,986.96	$ 0.00	$ 13,507,187.48	$ 0.00	$ 0.00	$ 562,799.48
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 14,069,986.96	$ 0.00	$ 13,507,187.48	$ 0.00	$ 0.00	$ 562,799.48
Ending Balance	$ 387,711,877.75	$ 0.00	$ 144,283,402.64	$ 104,000,000.00	$ 121,000,000.00	$ 18,428,475.11
Note / Certificate Pool Factor		0.00000	0.7928	1.0000	1.0000	0.9214
(Ending Balance / Original Pool Amount)
Total Distributions	$ 15,386,440.24	$ 0.00	$ 13,910,868.41	$ 354,466.67	$ 479,966.67	$ 641,138.49
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 619,062.35
Beginning Reserve Acct Balance	$ 23,422,640.73
(Release) / Draw	($ 1,532,430.86)
Ending Reserve Acct Balance	$ 21,890,209.87

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 Interest based on Actual Number of Days. Interest on other classes based on a 30 day month. Interest for first settlement based off 15 days, from 04/30/02 to, but excluding,
5/15/02.

(* y represents previously paid interest and principal on other classes.)

Memo Item - Advances:
Servicer Advances - Current Month $1,778,682.74
Total Outstanding Servicer Advances $3,544,067.21

Navistar Financial 2002 - A Owner Trust
For the Month of November 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jul-02 (mo. 5)		Aug-02 (mo. 4)	Sep-02 (mo. 3)	Oct-02 (mo. 2)	Nov-02 (mo. 1)
Beginning Pool Balance	$ 457,689,089.71		$444,073,286.09	$430,449,118.76	$418,871,465.83	$401,781,864.71
A) Loss Trigger:
Principal of Contracts Charged Off	$ 113,407.06		$ 117,989.95	$ 452,484.64	$ 283,426.54	$ 316,645.07
Recoveries	$ 31,744.90		$ 48,318.22	$ 0.00	$ 206,729.89	$ 224,641.78
Total Charged Off (Months 5, 4, 3)	$ 683,881.65
Total Recoveries (Months 3, 2, 1)	$ 431,371.67
Net Loss / (Recoveries) for 3 Mos	$252,509.98	(a)
Total Balance (Months 5, 4, 3)	$1,332,211,494.56	(b)
Loss Ratio Annualized [(a/b) * (12)]	0.2275%
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	$ 1,962,058.19	$ 1,581,235.77	$ 2,554,943.40
As % of Beginning Pool Balance	0.45582%	0.37750%	0.63590%
Three Month Average	0.34706%	0.37617%	0.48974%
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	4.3780%
Trigger: Is Minimum ‹ 1.0%	No

Navistar Financial 2002 - B Owner Trust
For the Month of November 2002
Distribution Date of December 16, 2002
Servicer Certificate #1

Original Pool Amount	$ 476,822,132.57
Subsequent Receivables (transferred 11/19/02)	$ 141,557,526.95
Subsequent Receivables (transferred 00/00/02)	$ 0.00
Subsequent Receivables (transferred 00/00/03)	$ 0.00
Beginning Pool Balance	$ 618,379,659.52
Beginning Pool Factor	1.0000000
Principal and Interest Collections:
Principal Collected (Incl. Servicer Advance Repay)	$ 34,276,460.37
Interest Collected	$ 6,618,264.38
Mandatory Prepayments
Additional Deposits:
Repurchase Amounts	$ 0.00
Liquidation Proceeds / Recoveries	$ 0.00
Total Additional Deposits	$ 0.00
Repos / Chargeoffs	$ 448,573.79
Aggregate Number of Notes Charged Off	11
Total Available Funds	$ 40,894,724.75
Ending Pool Balance	$ 583,654,625.36
Ending Pool Factor	0.9438451
Servicing Fee	$ 463,784.74
Repayment of Servicer Advances	$ 0.00
Reserve Account:
Reserve Account:
Beginning Balance (see Memo Item)	$ 30,489,864.00
Target Percentage	5.50%
Target Balance	$ 32,101,004.39
Specified Yield Supplement Amount	$ 908,788.74
Specified Yield Supplement Amount	$ 0.00
Specified Reserve Account Balance	$ 33,009,793.13
Minimum Balance	$ 12,367,593.19
(Release) / Deposit	($ 11,635.12)
Ending Balance	$ 30,478,228.88
Current Weighted Average APR:	7.896%
Current Weighted Average Remaining Term (months):	46.73

Delinquencies		Dollars	Notes
Installments:	1 - 30 days	$2,505,539.14	2,786
	31 - 60 days	$ 269,956.38	295
	60+ days	$ 34,222.58	31
Total:		$2,809,718.10	2,786
Balances:	60+ days	$1,278,827.25	31

Memo Item - Reserve Account
Prior Month	$25,770,405.38
Invest. Income	$ 11,635.12
Excess Serv	$ 4,707,823.50
Transfer (to) Collections Account	$ 0.00
Beginning Balance	$30,489,864.00

Navistar Financial 2002 - B Owner Trust
For the Month of November 2002

NOTES

	TOTAL	CLASS A - 1	CLASS A - 2	CLASS A - 3a	CLASS A - 3b	CLASS A - 4	CLASS B NOTES
Original Pool Amount	$850,000,000.00	$162,000,000.00	$230,000,000.00	$215,000,000.00	$25,00,000.00	$184,000,000.00	$34,000,000.00
Distributions:
Distribution Percentages 1		100.00%	0.00	0.00%	0.00%	0.00	0.00%
Coupon		1.6200%	1.9200	1.6400%	2.6400%	3.5200%	5.2700%
Beginning Pool Balance	$ 618,379,659.52
Ending Pool Balance	$ 583,654,625.36
Collected Principal	$ 34,276,460.37
Collected Interest	$ 6,618,264.38
Charge - Offs	$ 448,573.79
Liquidation Proceeds / Recoveries	$ 0.00
Swap Payments to/(from)Trust	($ 148,529.17)
Servicing	$ 463,784.74
Investment Earnings from Pre-Funding Acct	$ 104,574.49
Negative Carry Amount	$ 470,929.00
Cash Transfer from Pre-Funding Acct	$ 0.00
Cash Transfer from Reserve Account	$ 0.00
Total Collections Avail for Debt Service	$ 40,857,914.33
Beginning Balance	$850,000,000.00	$162,000,000.00	$230,000,000.00	$215,000,000.00	$25,000,000.00	$184,000,000.00	$ 34,000,000.00
Interest Due 2	$ 1,425,056.67	$ 196,830.00	$ 318,933.33	$ 264,450.00	$ 47,666.67	$ 467,768.89	$ 129,407.78
Interest Paid	$ 1,425,056.67	$ 196,830.00	$ 318,933.33	$ 264,450.00	$ 47,666.67	$ 467,768.89	$ 129,407.78
Principal Due	$ 34,725,034.16	$ 34,725,034.16	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Mandatory Prepayments Class A-1 only	$ 0.00	$ 0.00
Principal Paid	$ 34,725,034.16	$ 34,725,034.16	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Ending Balance	$ 815,274,965.84	$ 127,274,965.84	$ 230,000,000.00	$ 215,000,000.00	$ 25,000,000.00	$ 184,000,000.00	$ 34,000,000.00
Note / Certificate Pool Factor		0.7856	1.0000	0.0000	1.0000	1.0000	1.0000
(Ending Balance / Original Pool Amount)
Total Distributions	$ 36,150,090.83	$ 34,921,864.16	$ 318,933.33	$ 264,450.00	$ 47,666.67	$ 467,768.89	$ 129,407.78
Interest Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Principal Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Total Shortfall	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00	$ 0.00
Excess Servicing	$ 4,707,823.50
Beginning Reserve Acct Balance	$ 30,489,864.00
(Release) / Draw	($ 11,635.12)
Ending Reserve Acct Balance	$ 30,478,228.88

1 Principal distributions will be paid in the following priority: First to Class A-1 until paid in full, second 96.00% applied sequentially to Class A notes and 4.00% to Class B notes until all Class A Notes are repaid in full, then 100% to Class B Notes.

2 Class A-1 and Class A-3a Interest based on Actual Number of Days.
Interest for first settlement based off 27 days, from 11/19/02-12/15/02 for Class A-3a and Class A-1
Class A-3 Interest based on One Month Libor +25bp. Class A-2, A-3b, A-4, and Class B Interest calculated on 26 days.

3 LIBOR was reset on 12/12/02 at 1.42%. The Interest Rate on the Class A-3a Floating Rate Notes
for the 1/15/03 Distribution is 1.67%.

(* y represents previously paid interest and principal on other classes.)

Memo Item - Advances:
Servicer Advances - Current Month $1,206,653.03
Total Outstanding Servicer Advances $1,206,653.03

Navistar Financial 2002 - B Owner Trust
For the Month of November 2002

Trigger Events:
A) Loss Trigger
B) Delinquency Trigger
C) Noteholders Percent Trigger

	Jun-02 (mo. 5)	Jul-02 (mo. 4)	Aug-02 (mo. 3)	Sep-02 (mo. 2)	Oct-02 (mo. 1)	Nov-02 (mo. 0)
Beginning Pool Balance	N/A	N/A	N/A	N/A	$545,270,793.43	$688,701,313.60
A) Loss Trigger:
Principal of Contracts Charged Off	N/A	N/A	N/A	N/A	$73,668.95	$374,904.84
Recoveries	N/A	N/A	N/A	N/A	N/A	$0.00
Total Charged Off (Months 5, 4, 3)	N/A
Total Recoveries (Months 3, 2, 1)	0.00
Net Loss/(Recoveries) for 3 Mos	N/A (a)
Total Balance (Months 5, 4, 3)	$0.00 (b)
Loss Ratio Annualized [(a/b)*(12)]	N/A
Trigger: Is Ratio > 1.5%	No

	Sep-02	Oct-02	Nov-02
B) Delinquency Trigger:
Balance delinquency 60+ days	N/A	$358,773.29	$ 1,278,827.25
As % of Beginning Pool Balance	N/A	0.06580%	0.18569%
Three Month Average	N/A	N/A	N/A
Trigger: Is Average > 2.0%	No

C) Noteholders Percent Trigger:
Ending Reserve Account Balance
not less than 1% of Initial Aggregate
Receivables Balance	4.9287%
Trigger: Is Minimum ‹ 1.0%	No